UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09561

Century Capital Management Trust

 (Exact name of registrant as specified in charter)

c/o Century Capital Management, LLC
100 Federal Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Maureen Kane

Century Capital Management, LLC
100 Federal Street, Boston, Massachusetts 02110

(Name and address of agent for service)

Registrant's telephone number, including area code:     (617) 482-3060

Date of fiscal year end:   October 31

Date of reporting period:   April 30, 2011

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSRS for the period ended April 30, 2011 in order to correct the typographical errors described below that appeared in the semi-annual report to shareholders included in the Registrant’s Form N-CSRS, which was originally filed with the Securities and Exchange Commission on July 8, 2011 (Accession Number 0000891804-11-002872).

In the Financial Highlights table for each of Century Small Cap Select Fund’s Institutional Shares and Investor Shares, the amounts reported as Distributions from Tax Return of Capital and Distributions from Net Realized Gain on Investment Transactions were reversed for 2006, 2007 and 2008.  In order to correct these typographical errors in each such table, the amounts reported as Distributions from Tax Return of Capital were changed from (0.28), (2.01) and (2.10) to zero, zero, and (0.19) for 2006, 2007 and 2008, respectively, and the amounts reported as Distributions from Net Realized Gain on Investment Transactions were changed from zero, zero and (0.19) to (0.28), (2.01) and (2.10) for 2006, 2007 and 2008, respectively.

The Registrant’s revised semi-annual report to shareholders for the period ended April 30, 2011 is included in Item 1 below.  Other than the aforementioned revisions, this Form N-CSRS/A does not reflect events occurring after the filing of the original N-CSRS or modify or update disclosures therein in any way.

Item 1.  Reports to Shareholders.

TOTAL RETURNS FOR THE SIX-MONTH PERIOD ENDED APRIL 30, 2011

	Ticker Symbol	Total Returns
Century Small Cap Select Fund
Institutional Shares	CSMCX	30.24%
Investor Shares	CSMVX	30.01%
Russell 2000 Growth Index		27.07%
Century Shares Trust
Institutional Shares	CENSX	17.39%
Investor Shares**	CENVX	17.10%
S&P 500 Index		16.36%
Russell 1000 Growth Index		16.96%
Century Growth Opportunities Fund
Institutional Shares	CGOIX	16.80%*
Russell 2500 Growth Index		25.67%*

*	From inception on November 17, 2010 to April 30, 2011
**	Closed May 27, 2011

Past performance is no guarantee of future results.The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

RISKS AND DISCLOSURE

This report is submitted for the general information of the shareholders of Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund (each a “Fund” and collectively, the “Funds”). It is not authorized for distribution to prospective investors unless it is preceded or accompanied by the Funds’ current prospectus, which includes information regarding the Funds’ objective(s), risks, and charges and expenses, experience of its management, and other information. The Funds’ prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risks. Century Small Cap Select Fund concentrates its investments in the financial services and health care group of industries. Concentration in a particular industry subjects the Fund to the risks associated with that industry and, as a result, the Fund may be subject to greater price volatility than funds with less concentrated portfolios. In addition, the Fund invests in smaller companies which pose greater risks than those associated with larger, more established companies. Century Shares Trust may invest a significant portion of assets in securities of companies within the same market sector. If the Fund’s portfolio is over weighted in a sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not over weighted in that sector. Century Growth Opportunities Fund invests mainly in small-cap and mid-cap companies. Historically, small-cap and mid-cap stocks have been more volatile in price than large-cap stocks. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in emerging markets.

The views in this report were those of the Century Funds’Chief Investment Officer and Portfolio Managers as of April 30, 2011 and may not reflect their views on the date that this report is first published or anytime thereafter.These views are intended to assist shareholders in understanding their investments and do not constitute investment advice.There is no assurance that the Funds will continue to invest in the securities mentioned.

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DEAR FELLOW SHAREHOLDERS:

The S&P 500 Index closed at 1363.61 on April 29, 2011, a value up over 100% from the March 9, 2009 low. The market’s recovery and sustainability has been remarkable given the many geopolitical obstacles during the past several months. During the first half of the Funds’ fiscal year, Century Shares Trust and Century Small Cap Select Fund have slightly outperformed this strong market, while the recently-landed Century Growth Opportunities Fund has underperformed since its November 2010 launch.

A single vendor’s act of food protest against the Tunisian government, unleashed a firestorm of social and political unrest that engulfed countries throughout the Middle East and Northern Africa.This “Arab spring” has resulted in long-standing governments crumbling, leaving much of the Muslim world in a leadership vacuum. Meanwhile, the world tries to sort out the clouded prospects for oil and religious fervor to coexist with democracy in a Middle East which is now less stable (but also possibly less interested in supporting global terrorism as domestic opportunities expand). Clearly, diplomacy and existing allegiances will be shifting over the next few years.

Just as investors were trying to digest the impact of these uprisings, the tragic events in Japan captured the attention of the world. From the initial earthquake and tsunami to the nuclear reactor crisis, the human tragedy that unfolded on television was shocking. The fallout and rebuilding will impact global growth over the next couple of years.

These global developments served to add another layer of complexity to the economic recovery’s fragile supply-demand balance. Lack of clarity often leads to volatility and overreactions, which provide investors with unusual opportunities. For instance, as the turmoil within Middle East escalated, oil prices rose. The devastation in Japan sparked concerns about a slowdown in global activity, causing the price of oil to decline.The price recovered as investors considered the Libyan instability, the increased demands for oil that will accompany a Japan recovery, and the impact of reduced nuclear power worldwide. From December through April, the price of oil, even with its fluctuations, increased in price some 35%.

Source: Factset

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As if these events were not enough, the markets continued to ponder the ongoing European debt issues, the inflationary pressures, the sluggish housing market, ongoing budget battles in Washington, the threat of a slowing Chinese economy, and a downgrade of U.S. credit by Standard & Poor’s. Since the beginning of 2011 investors have been faced with an onslaught of macroeconomic concerns and with unknown repercussions.

Yet, the stock markets climbed this ‘wall of worry’, advancing on average 20% during the November 2010 through April 2011 time period.

The recovery is entering a moderating phase, and the political winds are stirring ahead of next year’s election.The leading indicators and labor and credit markets are slowly improving and leading indicators are encouraging, except for housing. We believe that this environment leads to a more nervous and less aggressive market. We have already seen a steady drop off in trading volumes in the second quarter of 2011. We believe that this landscape favors the fundamental research intensive approach that we emphasize. We also believe that our focus on ‘quality growth’ companies and steady market leaders will benefit our shareholders over the next year.

The whiplash in the price of oil is a stark example of how quickly investors must adapt to changing conditions. We do not believe that making decisions based on short-term reactions is a productive way to invest for the long-term. While we monitor these events and analyze their impact on our outlook for each portfolio company’s growth and valuation, we focus on the long-term, fundamental nature of our investment process. We believe that keeping the long view is essential to preserving and growing capital on your behalf.

Sincerely,

Alexander L. Thorndike
Chairman of the Century Funds

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CENTURY SMALL CAP SELECT FUND COMMENTARY

How did the portfolio perform?
For the six-month period ended April 30, 2011, Century Small Cap Select Fund Institutional Shares returned 30.24% and the Investor Shares returned 30.01%, significantly outperforming the Russell 2000 Growth Index’s return of 27.07%.

What factors influenced performance?
Strong performance over the past six months reflects an improving economy and a continued rebound from the stock market lows in early 2009. While some economic data such as industrial production and capacity utilization show the economy is recovering, the housing industry, for example, remains weak. The Russell 2000 Growth Index recovered all its losses over the past few years and surpassed its most recent high of October 2007. While macro factors positively influenced results, bottom-up stock selection led the Fund to emphasize industrial rather than consumer-related companies, and this positioning helped drive outperformance.

Strong stock selection was the primary driver of the Fund’s outperformance relative to its benchmark. Significant contributions from Ladish (aerospace components), Jazz Pharmaceuticals (specialty pharmaceuticals), Chart Industries (industrial equipment) and G-III Apparel (apparel manufacturer) more than offset relative weakness from STR Holdings (solar power component producer), Online Resources (financial processor) and SFN Group (staffing firm).

Positive stock selection was the real story over the past six months, not sector allocation. Stock selection led the Fund to outperform in six of the eight benchmark sectors in which it was invested. For example, the best performing sector in the Russell 2000 Growth Index (R2G) was Energy due to oil prices surging 34% from Oct-31 2010 to April-30 2011. While the R2G Energy sector rose 52% during the period, the Fund’s Energy sector rose an even higher 53%.

Describe recent portfolio activity
The Fund increased its exposure primarily to the Industrial and Energy sectors over the past six months in an effort to capitalize on an improving business environment. Increasing our Energy investment was the right decision since Energy was by far the best performing sector in the Russell 2000 Growth Index, rising 52% for the period. While the Industrial sector of the Russell 2000 Growth Index modestly lagged the overall benchmark (23.4% vs. 27.0%), the Fund’s Industrial sector holdings performed well, rising 48.9%. At the same time, we were less optimistic about consumer spending and the potential negative impact that federal regulation might have on health care companies.

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CENTURY SMALL CAP SELECT FUND COMMENTARY (CONTINUED)

Describe portfolio positioning at period-end
Today while the Fund is overweight the Industrial and Financial sectors, our outlook is more balanced across several sectors. We are simply focused on finding attractive investments that take advantage of macro themes and fundamental trends. Given the stock market’s dramatic rebound over the past two years and a moderately improving economy, our sector weights are more balanced. We believe our focus on in-depth fundamental research will be an advantage in the current investment environment, since stock selection is likely to be the primary driver of performance.

Ten Largest Holdings*
G-III APPAREL GROUP LTD.	3.10%
Designs, manufactures and markets apparel
j2 GLOBAL COMMUNICATIONS, INC.	3.08%
Provides electronic communications services
EVERCORE PARTNERS, INC.	2.90%
Provides investment advisory services
HEALTHSPRING, INC.	2.81%
Provides managed care services
BRUKER CORP.	2.66%
Manufactures scientific instruments
SCHNITZER STEEL INDUSTRIES, INC.	2.63%
Recycles scrap metal
BROOKDALE SENIOR LIVING, INC.	2.61%
Operates senior living communities
IPC THE HOSPITALIST CO., INC.	2.53%
Physician group practice
II-VI, INC.	2.40%
Manufactures precision components
DSW, INC.	2.34%
Specialty footwear retailer

Portfolio Composition*
Information Technology	22.8%
Health Care	20.5%
Industrials	20.3%
Consumer Discretionary	11.2%
Financials	9.7%
Materials	5.1%
Energy	4.9%
Consumer Staples	1.7%
Short-term Investment
plus net other assets	3.8%

*Based on the Fund’s net assets at April 30, 2011 and subject to change.

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CENTURY SMALL CAP SELECT FUND
Performance Summary – Institutional Shares and Investor Shares

The performance information shown below is historical and doesnot guarantee future results.Investment return and principal value fluctuate with changing market conditions so that,when redeemed,shares may be worth more or less than their original cost.Current performance may be substantially lower or higher than the Fund’s historical performance.Please call (800) 303-1928 for the Fund’s most recent month-end performance. As stated in the Fund’s current prospectus, the total (gross) annual operating expenses are 1.50% for the Investor Shares and 1.13% for the Institutional Shares. Returns would have been lower during relevant periods if certain fees had not been waived or expenses reimbursed.To discourage short-term trading,the Fund may impose a redemption fee of 1.00% on shares held less than 90 days.Performance figures and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.Returns may vary by share class.

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future.Because of ongoing market volatility,Fund performance may be subject to substantial short-term changes.

Average Annual Total Returns as of 4/30/11 (%)
	1 Year	3 Years	5 Years	10 Years
Century Small Cap Select Institutional Shares	37.30	9.22	4.67	10.07
Russell 2000 Growth Index	30.29	9.62	5.14	5.59

	1 Year	3 Years	5 Years	10 Years
Century Small Cap Select Investor Shares	36.83	8.81	4.31	9.65
Russell 2000 Growth Index	30.29	9.62	5.14	5.59
Sources: Century Capital Management, LLC and Russell

The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the index. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-value ratios and higher forecasted growth values. One cannot invest directly in an index.

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CENTURY SMALL CAP SELECT FUND
PORTFOLIO OF INVESTMENTS – AS OF APRIL 30, 2011 (Unaudited)

Shares		Value
COMMON STOCK - 96.2%
Consumer Discretionary - 11.2%
Hotels, Restaurants & Leisure - 1.1%
41,950	Panera Bread Co. Class A*	$ 5,080,565
Specialty Retail - 7.0%
220,550	DSW, Inc. Class A*	10,471,714
208,900	Express, Inc.	4,510,151
149,625	Monro Muffler Brake, Inc.	4,545,607
185,800	Select Comfort Corp.*	2,948,646
317,250	West Marine, Inc.*	3,451,680
118,400	Williams-Sonoma, Inc.	5,139,744
		31,067,542
Textiles, Apparel & Luxury Goods - 3.1%
309,500	G-III Apparel Group Ltd.*	13,884,170
		50,032,277
Consumer Staples - 1.7%
Food & Staples Retailing - 1.7%
151,150	BJ’s Wholesale Club, Inc.*	7,757,018
Energy - 4.9%
Energy Equipment & Services - 1.5%
70,250	Core Laboratories NV	6,742,595
Oil, Gas & Consumable Fuels - 3.4%
175,450	Berry Petroleum Co. Class A	9,321,659
379,700	Pioneer Drilling Co.*	5,885,350
		15,207,009
		21,949,604
Financials - 9.7%
Capital Markets - 6.7%
230,900	Cohen & Steers, Inc.	7,264,114
372,050	Evercore Partners, Inc. Class A	12,980,824
646,600	HFF, Inc. Class A*	9,679,602
		29,924,540
Commercial Banks - 3.0%
516,100	PrivateBancorp, Inc.	8,123,414
97,100	Signature Bank*	5,652,191
		13,775,605
		43,700,145

Shares		Value
Health Care - 20.5%
Health Care Equipment & Supplies - 1.9%
341,550	NxStage Medical, Inc.*	$ 8,415,792
Health Care Providers & Services - 8.0%
429,000	Brookdale Senior Living, Inc.*	11,685,960
303,200	Healthspring, Inc.*	12,579,768
218,300	IPC The Hospitalist Co., Inc.*	11,321,038
		35,586,766
Health Care Technology - 3.8%
95,600	Quality Systems, Inc.	8,577,232
156,200	SXC Health Solutions Corp.*	8,615,992
		17,193,224
Life Sciences Tools & Services - 3.7%
603,400	Bruker Corp.*	11,911,116
264,700	WuXi PharmaTech
	(Cayman), Inc. ADR*	4,658,720
		16,569,836
Pharmaceuticals - 3.1%
296,400	Jazz Pharmaceuticals, Inc.*	9,458,124
133,200	Par Pharmaceutical Cos., Inc.*	4,587,408
		14,045,532
		91,811,150
Industrials - 20.3%
Commercial Services & Supplies - 1.8%
421,750	Interface, Inc. Class A	7,861,420
Electrical Equipment - 6.9%
189,800	General Cable Corp.*	9,205,300
186,050	II-VI, Inc.*	10,762,992
75,950	Polypore International, Inc.*	4,691,432
163,850	Woodward, Inc.	6,070,642
		30,730,366
Machinery - 4.5%
102,450	Chart Industries, Inc.*	4,980,095
73,200	Greenbrier Cos., Inc.*	1,981,524
89,129	Sun Hydraulics Corp.	4,143,607
296,950	Titan International, Inc.	9,172,785
		20,278,011
Professional Services - 1.4%
588,850	SFN Group, Inc.*	6,200,591

See notes to financial statements.

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CENTURY SMALL CAP SELECT FUND (CONTINUED)
PORTFOLIO OF INVESTMENTS – AS OF APRIL 30, 2011 (Unaudited)

Shares		Value
Industrials (continued)
Trading Companies & Distributors - 5.7%
146,200	Applied Industrial
	Technologies, Inc.	$ 5,155,012
356,000	Beacon Roofing Supply, Inc.*	7,945,920
411,650	CAI International, Inc.*	10,357,114
110,300	H&E Equipment Services, Inc.*	2,194,970
		25,653,016
		90,723,404
Information Technology - 22.8%
Communications Equipment - 1.3%
172,700	Radware Ltd.*	6,084,221
Internet Software & Services - 8.9%
468,350	j2 Global Communications, Inc.*	13,797,591
509,400	LivePerson, Inc.*	6,805,584
50,000	LogMeIn, Inc.*	2,153,500
259,700	RightNow Technologies, Inc.*	9,395,946
256,950	Vocus, Inc.*	7,613,428
		39,766,049
IT Services - 2.4%
793,200	Online Resources Corp.*	3,030,024
598,250	Sapient Corp.*	7,552,906
		10,582,930
Semiconductors & Semiconductor
Equipment - 3.3%
101,050	Hittite Microwave Corp.*	6,506,610
210,600	Power Integrations, Inc.	8,495,604
		15,002,214
Software - 6.9%
137,600	CommVault Systems, Inc.*	5,420,064
111,250	Informatica Corp.*	6,231,113
42,750	MICROS Systems, Inc.*	2,223,855
111,600	Pegasystems, Inc.	4,143,708
110,300	QLIK Technologies, Inc.*	3,536,218
382,300	Solarwinds, Inc.*	9,263,129
		30,818,087
		102,253,501

Shares		Value
Materials - 5.1%
Chemicals - 2.5%
194,500	Balchem Corp.	$ 7,719,705
192,950	STR Holdings, Inc.*	3,177,886
		10,897,591
Metals & Mining - 2.6%
189,900	Schnitzer Steel Industries, Inc.
	Class A	11,787,093
		22,684,684
Total Investment in Common Stocks - 96.2%
(Identified cost, $292,234,737)		430,911,783

Short-Term Investment - 3.5%
15,724,679	State Street Institutional U.S.
	Government Money Market Fund
(Identified Cost, $15,724,679)		15,724,679

Total Investments - 99.7%
(Identified cost, $307,959,416)		446,636,462

Other Assets in Excess
	of Liabilities - 0.3%	1,120,809

Net Assets - 100%		$447,757,271

* Non-income producing security
ADR - American Depositary Receipt

See notes to financial statements.

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CENTURY SMALL CAP SELECT FUND
STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2011 (Unaudited)
Assets:
Investments, at value (Note 1A) (Identified cost of $307,959,416)	$446,636,462
Cash	372
Dividends receivable	35,312
Receivable for investments sold	2,003,532
Receivable for Fund shares sold	1,620,816
Prepaid expenses	25,189
Total Assets	450,321,683
Liabilities:
Payable to Affiliates:
Investment adviser fee (Note 4)	338,233
Administration fee (Note 5)	271
Distribution and service fees (Note 6)	17,217
Accrued expenses and other liabilities	96,369
Payable for investments purchased	1,901,390
Payable for Fund shares repurchased	210,932
Total Liabilities	2,564,412
Net Assets	$447,757,271
At April 30, 2011, net assets consisted of:
Paid-in capital	$420,239,669
Accumulated net investment loss	(1,615,804)
Accumulated net realized loss on investments	(109,543,640)
Unrealized appreciation in value of investments	138,677,046
Net assets applicable to outstanding capital stock	$447,757,271
Net Assets consist of:
Institutional shares	$308,692,811
Investor shares	$139,064,460
Shares Outstanding consist of (Note 2):
Institutional shares	11,288,588
Investor shares	5,219,332
Net Asset Value Per Share
(Represents both the offering and redemption price*)
Institutional shares	$27.35
Investor shares	$26.64

* In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of the Fund for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

See notes to financial statements.

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CENTURY SMALL CAP SELECT FUND
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED APRIL 30,2011 (Unaudited)

Investment Income:
Dividends (net of foreign withholding tax of $5,269)	$542,600
Other income	174,068
Total investment income	716,668
Expenses:
Investment adviser fee (Note 4)	1,869,867
Non-interested trustees’ remuneration	81,636
Transfer agent
Institutional shares	34,167
Investor shares	88,755
Custodian	36,104
Insurance	13,598
Professional fees	41,390
Registration	17,752
Distribution and service fees (Note 6)	99,641
Printing and other expenses	49,562
Total expenses	2,332,472
Net investment loss	(1,615,804)
Realized and unrealized gain/(loss) on investments:
Net realized gain from investment transactions	47,903,565
Increase in unrealized appreciation on investments	57,461,712
Net realized and unrealized gain on investments	105,365,277
Net increase in net assets resulting from operations	$103,749,473

See notes to financial statements.

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CENTURY SMALL CAP SELECT FUND
STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended
INCREASE (DECREASE)	April 30, 2011	Year Ended
IN NET ASSETS:	(Unaudited)	October 31, 2010
Operations:
Net investment loss	$(1,615,804)	$(1,106,577)
Net realized gain on investment transactions	47,903,565	40,471,216
Change in net unrealized appreciation	57,461,712	40,930,084
Net increase in net assets resulting from operations	103,749,473	80,294,723
Capital share transactions - net (Note 2)	1,954,265	(46,355,327)
Redemption fees	5,566	4,353
Total increase	105,709,304	33,943,749
Net Assets:
Beginning of period	342,047,967	308,104,218
End of period	$447,757,271	$342,047,967
Accumulated net investment loss	$(1,615,804)	—

See notes to financial statements.

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CENTURY SMALL CAP SELECT FUND
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES
	Six Months
	Ended
	April 30, 2011		Year Ended October 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$20.99		$16.34	$14.62	$26.13	$25.74	$24.15
Income/(loss) from Investment Operations:
Net investment income/(loss)(a)	(0.09)		(0.05)	(0.01)	(0.12)	0.00 †	0.06
Net realized and unrealized gain/(loss)
on investments	6.45		4.70	1.73	(9.00)	2.75	1.90
Total income/(loss) from investment operations	6.36		4.65	1.72	(9.12)	2.75	1.96
Less Distributions From:
Net investment income	—		—	—	(0.10)	(0.35)	(0.09)
Tax return of capital	—		—	—	(0.19)	—	—
Net realized gain on investment transactions	—		—	—	(2.10)	(2.01)	(0.28)
Total distributions	—		—	—	(2.39)	(2.36)	(0.37)
Redemption fees	0.00	†	0.00 †	0.00 †	0.00 †	0.00 †	0.00 †
Net Asset Value, end of period	$27.35		$20.99	$16.34	$14.62	$26.13	$25.74
Total return	30.24	%**	28.52%	11.69%	(38.24)%	11.61%	8.21%
Ratios and supplemental data
Net assets, end of period (000 omitted)	$308,693		$249,429	$216,295	$262,793	$575,027	$540,697
Ratio of expenses to average net assets	1.10	%*	1.13%	1.14%	1.11%	1.08%	1.07%
Ratio of net investment income/(loss)
to average net assets	(0.73	)%*	(0.25)%	(0.08)%	(0.57)%	0.02%	0.25%
Portfolio turnover rate	42	%**	85%	133%	104%	100%	127%

(a)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.
**	Not annualized
*	Annualized

See notes to financial statements.

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CENTURY SMALL CAP SELECT FUND
FINANCIAL HIGHLIGHTS - INVESTOR SHARES
	Six Months
	Ended
	April 30, 2011		Year Ended October 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$20.49		$16.00	$14.37	$25.72	$25.40	$23.86
Income/(loss) from Investment Operations:
Net investment income/(loss)(a)	(0.12)		(0.11)	(0.07)	(0.20)	(0.06)	(0.02)
Net realized and unrealized gain/(loss)
on investments	6.27		4.60	1.70	(8.86)	2.71	1.86
Total income/(loss) from investment operations	6.15		4.49	1.63	(9.06)	2.65	1.84
Less Distributions From:
Net investment income	—		—	—	—	(0.32)	(0.03)
Tax return of capital	—		—	—	(0.19)	—	—
Net realized gain on investment transactions	—		—	—	(2.10)	(2.01)	(0.28)
Total distributions	—		—	—	(2.29)	(2.33)	(0.31)
Redemption fees	0.00	†	0.00 †	0.00 †	0.00 †	0.00 †	0.01
Net Asset Value, end of period	$26.64		$20.49	$16.00	$14.37	$25.72	$25.40
Total return	30.01	%**	28.06%	11.27%	(38.49)%	11.34%	7.83%
Ratios and supplemental data
Net assets, end of period (000 omitted)	$139,064		$92,618	$91,809	$102,252	$257,750	$353,581
Ratio of expenses to average net assets	1.41	%*	1.50%	1.53%	1.50%	1.36%	1.45%
Ratio of net investment income/(loss)
to average net assets	(1.04	)%*	(0.61)%	(0.47)%	(0.96)%	(0.24)%	(0.09)%
Portfolio turnover rate	42	%**	85%	133%	104%	100%	127%

(a)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.
**	Not annualized
*	Annualized

See notes to financial statements.

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CENTURY SHARES TRUST COMMENTARY

How did the portfolio perform?
For the six-month period ended April 30, 2011, Century Shares Trust’s Institutional Shares and Investor Shares returned 17.39% and 17.10%, respectively, outperforming both the S&P 500 Index 16.36% and Russell 1000 Growth Index 16.96%.

What factors influenced performance?
The stock market continued to appreciate over the past six months thanks to an improving economy. Despite the strong performance, there were turbulent geopolitical and natural disaster events that caused market volatility. Nevertheless, 2010 sales and earnings surged off the lows experienced in 2009, with the S&P 500 earnings per share rebounding an impressive 34.7% year over year. This recovery helped the S&P 500 get within 7% of its most recent high reached in October 2007.

The Fund performed roughly in-line with the S&P 500 and Russell 1000 Growth Indexes throughout the period. However, stock selection was the primary reason for the Fund’s outperformance. Strong performance by Tempur-Pedic International (mattress manufacturer), Helmerich & Payne (oil & gas contract driller) and LyondellBasell Industries (chemical producer) was partially offset by weakness in Royal Caribbean Cruises (cruise company), Google (online advertising firm) and CIT Group (commercial financing company).

In terms of sector allocation, the Fund was positioned to take advantage of an improving economy. The Fund was overweight the more cyclical sectors such as Industrials and Consumer Discretionary while underweight the more defensive sectors such as Consumer Staples and Health Care. The Fund benefitted from this positioning with the exception of Health Care. Stock market volatility increased in mid-February due to concerns about the recovery’s sustainability. As investors turned defensive, health care outperformed.

Describe recent portfolio activity
The Fund increased exposure to Industrial and Financial stocks and reduced exposure to Consumer Staples and Health Care stocks. Given our view that the economy was improving, we continued to invest in industrial companies that would benefit from growing economic activity. Our investment in Financial stocks sought to take advantage of oversold situations. Given the slow growth and cost pressures that Consumer Staple companies were facing, we decided to lower our exposure until fundamentals improved. Our investment in Health Care declined as we re-allocated funds to holdings in other sectors.

CENTURY FUNDS

CENTURY SHARES TRUST FUND COMMENTARY (CONTINUED)

Describe portfolio positioning at period-end
The Fund continues to invest in high quality growth companies that we believe will outperform over the long term. We believe that the Fund is positioned to benefit from an improving economy. The pace of improvement is slowing, but we think the economy will be stronger and more vibrant in a year or two than it is today. As a result, we are keeping our eyes on the horizon and will not allow the recent volatility to prevent us from seeking benefits from the economic improvement we expect over the next couple of years.

Ten Largest Holdings*
APPLE, INC.	4.61%
Worldwide technology company
TEMPUR-PEDIC INTERNATIONAL, INC.	3.93%
Manufactures, markets, and sells bedding products
CBS CORP.	3.44%
Operates as a mass media company
LYONDELLBASELL INDUSTRIES NV	3.30%
Manufactures and sells chemicals and polymers
CHICAGO BRIDGE & IRON CO. NV	3.17%
Provides engineering, procurement, and
construction solutions
TIFFANY & CO.	3.11%
Design, manufacture, and retail of fine jewelry
ORACLE CORP.	3.01%
Enterprise software provider
DEERE & CO.	2.99%
Provides products and services for agriculture
and forestry
ALEXION PHARMACEUTICALS, INC.	2.97%
Biopharmaceutical company
MASTERCARD, INC.	2.96%
Provides transaction processing and related services

Portfolio Composition*
Information Technology	29.7%
Consumer Discretionary	17.8%
Industrials	17.3%
Energy	12.2%
Financials	8.1%
Health Care	7.1%
Materials	3.3%
Telecommunication Services	2.2%
Consumer Staples	1.7%
Short-term Investment plus net
other assets	0.6%

*Based on the Fund’s net assets at April 30, 2011 and subject to change.

CENTURY FUNDS

CENTURY SHARES TRUST

Performance Summary – Institutional Shares and Investor Shares

The performance information shown below is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be substantially lower or higher than the Fund’s historical performance. Please call (800) 303-1928 for the Fund’s most recent month-end performance. As stated in the Fund’s current prospectus, the total (gross) annual operating expense is 1.15% for the Institutional Shares and 2.11% for the Investor Shares.The adviser has agreed contractually to limit the operating expenses for the Fund’s Investor Shares to 1.45% through February 28, 2012. Returns would have been lower during relevant periods if certain fees had not been waived or expenses reimbursed. To discourage short-term trading, the Fund may impose a redemption fee of 1.00% on shares held less than 90 days. Performance figures and graphs do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Returns may vary by share class.

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future.Because of ongoing market volatility,Fund performance may be subject to substantial short-term changes.

Average Annual Total Returns as of 4/30/11 (%)
	1 Year	3 Years	5 Years	10 Years
CST Institutional Shares	18.66	3.26	3.25	5.03
S&P 500 Index	17.22	1.73	2.95	2.82
Russell 1000 Growth Index	20.87	4.55	5.06	2.11

				Since
	1 Year	3 Years	5 Years	Inception*
CST Investor Shares**	18.25	2.96	2.89	3.58
S&P 500 Index	17.22	1.73	2.95	4.07
Russell 1000 Growth Index	20.87	4.55	5.06	5.53
Sources: Century Capital Management, LLC, S&P and Russell

The graphs and table reflect the change in value of a hypothetical investment in the Fund, including reinvest of dividends and distributions, compared with the listed indices.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index. Minimum initial investment for Institutional Shares is $100,000.

The S&P 500® Index is a broad based unmanaged index representing the performance of 500 widely held common stocks. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index.

*	Inception Date July 18, 2005
**	Closed May 27, 2011

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CENTURY SHARES TRUST
PORTFOLIO OF INVESTMENTS – AS OF APRIL 30, 2011 (Unaudited)

Shares		Value
COMMON STOCK - 99.4%
Consumer Discretionary - 17.8%
Automobiles - 2.1%
263,100	Ford Motor Co.*	$ 4,070,157
Hotels, Restaurants & Leisure - 2.1%
102,100	Royal Caribbean Cruises Ltd.*	4,065,622
Household Durables - 3.9%
123,850	Tempur-Pedic International, Inc.*	7,775,303
Internet & Catalog Retail - 1.1%
11,350	Amazon.com, Inc.*	2,230,275
Media - 3.5%
269,750	CBS Corp. Class B	6,803,095
Specialty Retail - 5.1%
67,650	O’Reilly Automotive, Inc.*	3,995,409
88,500	Tiffany & Co.	6,145,440
		10,140,849
		35,085,301
Consumer Staples - 1.7%
Food & Staples Retailing - 1.7%
41,600	Costco Wholesale Corp.	3,366,272
Energy - 12.2%
Energy Equipment & Services - 4.9%
80,697	Helmerich & Payne, Inc.	5,353,439
48,553	Schlumberger Ltd.	4,357,632
		9,711,071
Oil, Gas & Consumable Fuels - 7.3%
30,234	Apache Corp.	4,032,308
52,600	Chevron Corp.	5,756,544
53,550	Exxon Mobil Corp.	4,712,400
		14,501,252
		24,212,323
Financials - 8.1%
Capital Markets - 1.3%
158,650	Och-Ziff Capital Management
	Group LLC	2,549,505
Commercial Banks - 2.4%
112,750	CIT Group, Inc.*	4,787,365

Shares		Value
Financials (continued)
Diversified Financial Services - 1.1%
46,850	JPMorgan Chase & Co.	$ 2,137,766
Insurance - 3.3%
8	Berkshire Hathaway, Inc. Class A*	998,000
87,650	Prudential Financial, Inc.	5,558,763
		6,556,763
		16,031,399
Health Care - 7.1%
Biotechnology - 3.0%
60,650	Alexion Pharmaceuticals, Inc.*	5,876,379
Health Care Providers & Services - 4.1%
96,700	Cardinal Health, Inc.	4,224,823
69,850	Express Scripts, Inc.*	3,963,289
		8,188,112
		14,064,491
Industrials - 17.3%
Aerospace & Defense - 1.7%
38,500	Goodrich Corp.	3,402,245
Construction & Engineering - 3.2%
154,350	Chicago Bridge & Iron Co. NV	6,257,349
Electrical Equipment - 2.7%
81,650	Cooper Industries PLC	5,384,817
Machinery - 6.2%
60,550	Deere & Co.	5,903,625
38,450	Illinois Tool Works, Inc.	2,245,865
71,950	Timken Co.	4,057,260
		12,206,750
Road & Rail - 2.6%
65,050	CSX Corp.	5,118,785
Trading Companies & Distributors - 0.9%
25,900	Fastenal Co.	1,737,631
		34,107,577
Information Technology - 29.7%
Communications Equipment - 2.8%
99,400	QUALCOMM, Inc.	5,649,896

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST (CONTINUED)
PORTFOLIO OF INVESTMENTS – AS OF APRIL 30, 2011 (Unaudited)

Shares		Value
Information Technology (continued)
Computers & Peripherals - 7.6%
26,150	Apple, Inc.*	$ 9,106,214
206,350	EMC Corp.*	5,847,959
		14,954,173
Internet Software & Services - 2.3%
8,400	Google, Inc. Class A*	4,570,440
IT Services - 8.5%
68,300	Cognizant Technology Solutions
	Corp. Class A*	5,662,070
21,200	MasterCard, Inc. Class A	5,848,868
161,550	Paychex, Inc.	5,284,300
		16,795,238
Semiconductors & Semiconductor
Equipment - 2.7%
336,950	Applied Materials, Inc.	5,286,746
Software - 5.8%
166,300	Adobe Systems, Inc.*	5,579,365
165,200	Oracle Corp.	5,955,460
		11,534,825
		58,791,318
Materials - 3.3%
Chemicals - 3.3%
146,700	LyondellBasell Industries
	NV Class A*	6,528,150
Telecommunication Services - 2.2%
Wireless Telecommunication Services - 2.2%
104,050	NII Holdings, Inc.*	4,326,399
Total Investment in Common Stocks - 99.4%
(Identified cost, $140,258,662)		196,513,230
Short-Term Investment - 0.7%
1,279,955	State Street Institutional U.S.
	Government Money Market Fund
(Identified Cost, $1,279,955)		1,279,955

Value
Total Investments - 100.1%
(Identified cost, $141,538,617)	$197,793,185
Liabilities in Excess of
Other Assets – (0.1)%	(162,215)
Net Assets - 100%	$197,630,970
* Non-income producing security

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2011 (Unaudited)
Assets:
Investments, at value (Note 1A) (Identified cost of $141,538,617)	$197,793,185
Dividends receivable	99,909
Receivable for Fund shares sold	25,802
Prepaid expenses	10,861
Total Assets	197,929,757
Liabilities:
Payable to Affiliates:
Investment adviser fee (Note 4)	126,196
Administration fee (Note 5)	15,871
Distribution and service fees (Note 6)	3,277
Accrued expenses and other liabilities	90,058
Payable for Fund shares repurchased	63,385
Total Liabilities	298,787
Net Assets	$197,630,970
At April 30, 2011, net assets consisted of:
Paid-in capital	$127,399,348
Undistributed net investment income	7,473
Accumulated undistributed net realized gains on investments	13,969,581
Unrealized appreciation in value of investments	56,254,568
Net assets applicable to outstanding capital stock	$197,630,970
Net Assets consist of:
Institutional shares	$196,270,730
Investor shares	$1,360,240
Shares Outstanding consist of (Note 2):
Institutional shares	8,886,645
Investor shares	61,740
Net Asset Value Per Share
(Represents both the offering and redemption price*)
Institutional shares	$22.09
Investor shares	$22.03

*
In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of the Fund for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED APRIL 30,2011 (Unaudited)

Investment Income:
Dividends (net of foreign withholding tax of $1,158)	$1,115,244
Total investment income	1,115,244
Expenses:
Investment adviser fee (Notes 4 and 7)	745,783
Non-interested trustees’ remuneration	40,822
Transfer Agent
Institutional shares	55,459
Investor shares	5,669
Custodian	26,727
Administration fees (Note 5)	93,223
Insurance	7,966
Professional fees	31,493
Registration	18,051
Distribution and service fees (Note 6)	1,927
Printing and other expenses	33,681
Total expenses	1,060,801
Adviser reimbursement (Note 7)	(4,660)
Net expenses	1,056,141
Net investment income	59,103
Realized and unrealized gain/(loss) on investments:
Net realized gain from investment transactions	14,180,454
Increase in unrealized appreciation on investments	15,797,836
Net realized and unrealized gain on investments	29,978,290
Net increase in net assets resulting from operations	$30,037,393

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended
INCREASE/(DECREASE)	April 30, 2011	Year Ended
IN NET ASSETS:	(Unaudited)	October 31, 2010
Operations:
Net investment income/(loss)	$59,103	$(85,141)
Net realized gain on investment transactions	14,180,454	20,112,837
Change in net unrealized appreciation	15,797,836	7,033,491
Net increase in net assets resulting from operations	30,037,393	27,061,187
Distributions to shareholders from:
Net investment income
Institutional shares	(51,630)	(47,060)
Net realized gain from investment transactions
Institutional shares	(7,888,685)	—
Investor shares	(73,860)	—
Capital share transactions - net (Note 2)	(3,062,753)	(15,968,796)
Redemption fees	81	43
Total increase	18,960,546	11,045,374
Net Assets:
Beginning of period	178,670,424	167,625,050
End of period	$197,630,970	$178,670,424
Undistributed net investment income	$7,473	—

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES
	Six Months
	Ended
	April 30, 2011		Year Ended October 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$19.65		$16.84	$15.51	$29.52	$35.69	$35.40
Income/(loss) from Investment Operations:
Net investment income/(loss)(a)	0.01		(0.01)	0.00 †	(0.01)	0.16	0.10
Net realized and unrealized gain/(loss)
on investments	3.33		2.82	1.36	(7.44)	2.95	3.31
Total income/(loss) from investment operations	3.34		2.81	1.36	(7.45)	3.11	3.41
Less Distributions From:
Net investment income	(0.01)		(0.00)†	(0.03)	(0.30)	(0.43)	(0.77)
Net realized gain on investment transactions	(0.89)		—	—	(6.26)	(8.85)	(2.35)
Total distributions	(0.90)		(0.00)†	(0.03)	(6.56)	(9.28)	(3.12)
Redemption fees	0.00	†	0.00 †	0.00 †	0.00 †	0.00 †	0.00 †
Net Asset Value, end of period	$22.09		$19.65	$16.84	$15.51	$29.52	$35.69
Total return	17.39	%**	16.72%	8.59%	(32.31)%	11.86%	10.17%
Ratios and supplemental data
Net assets, end of period (000 omitted)	$196,271		$177,042	$166,574	$168,199	$287,670	$305,172
Ratio of expenses to average net assets	1.13	%*	1.15%	1.20%	1.17%	1.10%	1.11%
Ratio of net investment income/(loss) to
average net assets	0.07	%*	(0.05)%	0.03%	(0.02)%	0.56%	0.29%
Portfolio turnover rate	47	%**	67%	79%	91%	38%	48%

(a)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.
**	Not annualized
*	Annualized

See notes to financial statements.

CENTURY FUNDS

CENTURY SHARES TRUST
FINANCIAL HIGHLIGHTS - INVESTOR SHARES
	Six Months
	Ended
	April 30, 2011		Year Ended October 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, beginning of period	$19.63		$16.87	$15.54	$29.46	$35.41	$35.35
Income/(loss) from Investment Operations:
Net investment income/(loss)(a)	(0.02)		(0.06)	(0.03)	(0.06)	0.01	(0.19)
Net realized and unrealized gain/(loss)
on investments	3.31		2.82	1.36	(7.47)	2.96	3.27
Total income/(loss) from investment operations	3.29		2.76	1.33	(7.53)	2.97	3.08
Less Distributions From:
Net investment income	—		(0.00)†	—	(0.13)	(0.07)	(0.68)
Net realized gain on investment transactions	(0.89)		—	—	(6.26)	(8.85)	(2.35)
Total distributions	(0.89)		(0.00)†	—	(6.39)	(8.92)	(3.03)
Redemption fees	0.00	†	0.00 †	0.00 †	0.00 †	0.00 †	0.01
Net Asset Value, end of period	$22.03		$19.63	$16.87	$15.54	$29.46	$35.41
Total return	17.10	%**	16.36%	8.35%	(32.45)%	11.38%	9.18%
Ratios and supplemental data
Net assets, end of period (000 omitted)	$1,360		$1,628	$1,051	$621	$1,006	$1,844
Ratio of expenses to average net assets	1.45	%*	1.45%	1.45%	1.45%	1.56%	2.00%
Ratio of expenses to average net assets
without giving effect to contractual
expense agreement	2.05	%*	2.11%	2.64%	1.61%	1.95%	2.15%
Ratio of net investment income/(loss)
to average net assets	(0.23	)%*	(0.34)%	(0.22)%	(0.31)%	0.05%	(0.58)%
Portfolio turnover rate	47	%**	67%	79%	91%	38%	48%

(a)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.
**	Not annualized
*	Annualized

See notes to financial statements.

CENTURY FUNDS

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CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND COMMENTARY

How did the portfolio perform?
For the period November 17, 2010 (the Fund’s inception date) through April 30, 2011, Century Growth Opportunities Fund returned 16.80% trailing the Russell 2500 Growth Index, which gained 25.67%.

What factors influenced performance?
Equity markets continued their impressive march to higher levels, building on the rally, which has allowed most indices to recover their losses from March 2009 lows. Investors were willing to overcome or overlook the macroeconomic and political headlines that were in the forefront of the news for most early 2011. While some of the economic data was mixed, earnings reports remained strong on whole and management commentaries were bullish, helping drive stock prices higher. Growth in revenues and earnings pushed major markets to double digits returns for the six-month period.

From a sector perspective, performance in the Fund was driven by Energy, Financials, and Consumer Discretionary. The Energy sector was a beneficiary of a 30% plus increase in the price of oil. The Consumer Discretionary and Financial performance was driven by underweight positions in each and stock selection. Industrials and Technology were the weakest sectors as result of individual stock selection.

The Fund underperformed the Russell 2500 Growth Index throughout the period. Some of this underper-formance can be traced back to the Fund’s discipline of selling stocks when we believe they are overvalued and experience a technical deterioration. This discipline hindered overall performance in a couple of names in particular, Acme Packet, Inc. (network solutions provider) and Riverbed Technology, Inc. (IT performance company). Both stocks went on to make new highs soon after we exited the positions. Contributing to performance were ION Geophysical (oil service company), Moody’s Corporation (credit rating firm), Lululemon Athletica (yoga apparel manufacturer).

Describe recent portfolio activity
The Fund increased exposure to more defensive sectors given the slow, but seemingly stable progression of U.S. economy. It is also more domestically focused because of the European debt issues and the slowing economic growth within the emerging market economies including China, Brazil, and India. With this outlook we increased allocations to Health Care and Consumer (both Staples and Discretionary). We decreased our exposure to Industrials, Energy, and Technology.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND COMMENTARY (CONTINUED)

Describe portfolio positioning at period-end
There appears to be some stability in U.S. economic growth. Uncertainty remains a key theme as we move forward through 2011. The housing market remains depressed and the ability of the private sector to carry growth when the second round of quantitative easing comes to an end in June is yet unproven. In addition there are macroeconomic issues that still weigh on the markets such as the European debt crisis, the results of the uprisings in the Middle East and North Africa, a slowing global economy, and the full impact of the Japan disaster. As we monitor these events we continue to search for companies with exposure to secular growth areas of the domestic economy.

Ten Largest Holdings*
MOODY’S CORP.	2.62%
Provides credit ratings and related research
TEMPUR-PEDIC INTERNATIONAL, INC.	2.57%
Manufactures and markets mattresses and pillows
DIAMOND FOODS, INC.	2.44%
Markets and distributes packaged foods
SOLARWINDS, INC.	2.37%
Provides IT management software
DSW, INC.	2.30%
Specialty footwear retailer
AGCO CORP.	2.29%
Manufactures and distributes agricultural equipment
ROFIN-SINAR TECHNOLOGIES, INC.	2.26%
Manufactures laser-based products
THE COOPER COS., INC.	2.23%
Manufactures medical products
COVENTRY HEALTH CARE, INC.	2.20%
Managed healthcare company
BUFALO WILD WINGS, INC.	2.20%
Owns, operates and franchises restaurants

Portfolio Composition*
Industrials	23.2%
Health Care	19.7%
Information Technology	17.7%
Consumer Discretionary	16.8%
Consumer Staples	6.4%
Energy	5.7%
Financials	4.8%
Telecommunication Services	2.0%
Materials	1.1%
Short-term Investment
plus net other assets	2.6%

* Based on the Fund’s net assets at April 30, 2011 and subject to change.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND

Performance Summary – Institutional Shares

The performance information shown below is historical and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be substantially lower or higher than the Fund’s historical performance. Please call (800)303-1928 for the Fund’s most recent month-end performance. As stated in the Fund’s current prospectus, the total (gross) annual operating expense, is 1.88% for the Institutional Shares. The adviser has agreed contractually to limit the operating expenses for the Fund’s Institutional Shares to 1.10% through February 28, 2012. Returns would have been lower during relevant periods if certain fees had not been waived or expenses reimbursed. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The recent growth rate in the global equity markets has helped to produce short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

Total Returns as of 4/30/11 (%)
Since
Inception*
Century Growth Opportunities Fund Institutional Shares	16.80
Russell 2500 Growth Index	25.67
*11/17/2010
Sources: Century Capital Management, LLC and Russell

Past performance is not indicative of future results. The performance benchmark for Century Growth Opportunities Fund is the Russell 2500 Growth© Index. The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. Index returns reflect no deduction for fees, expenses or taxes. Performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions of Fund shares.

CENTURY FUNDS

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CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS – ASOF APRIL 30, 2011 (Unaudited)

Shares		Value
COMMON STOCK - 97.4%
Consumer Discretionary - 16.8%
Hotels, Restaurants & Leisure - 4.3%
1,450	Buffalo Wild Wings, Inc.*	$ 88,595
3,800	InterContinental Hotels Group
	PLC ADR	83,790
		172,385
Household Durables - 4.6%
1,650	Tempur-Pedic International, Inc.*	103,587
1,300	Tupperware Brands Corp.	82,771
		186,358
Internet & Catalog Retail - 0.6%
100	Netflix, Inc.*	23,267
Specialty Retail - 4.2%
5,250	Chico’s FAS, Inc.	76,807
1,950	DSW, Inc. Class A*	92,586
		169,393
Textiles, Apparel & Luxury Goods - 3.1%
4,300	Crocs, Inc.*	86,473
400	lululemon Athletica, Inc.*	40,012
		126,485
		677,888
Consumer Staples - 6.4%
Food & Staples Retailing - 1.9%
1,750	United Natural Foods, Inc.*	74,708
Food Products - 2.4%
1,500	Diamond Foods, Inc.	98,400
Personal Products - 2.1%
950	Herbalife Ltd.	85,291
		258,399
Energy - 5.7%
Energy Equipment & Services - 3.7%
950	Dril-Quip, Inc.*	72,732
5,900	ION Geophysical Corp.*	74,576
		147,308
Oil, Gas & Consumable Fuels - 2.0%
800	Berry Petroleum Co. Class A	42,504
550	Whiting Petroleum Corp.*	38,225
		80,729
		228,037

Shares		Value
Financials - 4.8%
Commercial Banks - 2.2%
1,450	SVB Financial Group*	$ 87,638
Diversified Financial Services - 2.6%
2,700	Moody’s Corp.	105,678
		193,316
Health Care - 19.7%
Biotechnology - 2.9%
800	Alexion Pharmaceuticals, Inc.*	77,512
600	United Therapeutics Corp.*	40,176
		117,688
Health Care Equipment & Supplies - 7.2%
2,200	Cyberonics, Inc.*	78,254
450	Edwards Lifesciences Corp.*	38,857
1,500	Sirona Dental Systems, Inc.*	85,605
1,200	The Cooper Cos., Inc.	89,880
		292,596
Health Care Providers & Services - 5.3%
1,400	Catalyst Health Solutions, Inc.*	83,384
2,750	Coventry Health Care, Inc.*	88,743
500	MWI Veterinary Supply, Inc.*	41,585
		213,712
Life Sciences Tools & Services - 2.2%
1,400	Covance, Inc.*	87,640
Pharmaceuticals - 2.1%
1,200	Jazz Pharmaceuticals, Inc.*	38,292
1,300	Par Pharmaceutical Cos., Inc.*	44,772
		83,064
		794,700
Industrials - 23.2%
Aerospace & Defense - 2.0%
2,100	BE Aerospace, Inc.*	81,039
Commercial Services & Supplies - 2.5%
3,150	Interface, Inc. Class A	58,716
3,850	Steelcase, Inc.	44,468
		103,184
Electrical Equipment - 6.0%
1,750	General Cable Corp.*	84,875
1,000	Roper Industries, Inc.	86,490
2,000	Sensata Technologies Holding NV*	70,220
		241,585

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND (CONTINUED)
PORTFOLIO OF INVESTMENTS – ASOF APRIL 30, 2011 (Unaudited)

Shares		Value
Industrials (continued)
Machinery - 9.7%
1,600	AGCO Corp.*	$ 92,128
3,500	Briggs & Stratton Corp.	82,565
1,050	Chart Industries, Inc.*	51,040
1,950	Kennametal, Inc.	82,329
1,200	Navistar International Corp.*	83,424
		391,486
Professional Services - 1.0%
2,750	TrueBlue, Inc.*	38,720
Road & Rail - 2.0%
1,400	Kansas City Southern*	81,354
		937,368
Information Technology - 17.7%
Communications Equipment - 1.4%
550	F5 Networks, Inc.*	55,748
Electronic Equipment & Instruments - 2.3%
2,100	Rofin-Sinar Technologies, Inc.*	90,951
Internet Software & Services - 2.9%
850	LogMeIn, Inc.*	36,609
1,500	VistaPrint NV*	81,600
		118,209
IT Services - 0.9%
700	Syntel, Inc.	38,276
Semiconductors & Semiconductor
Equipment - 4.8%
800	Cavium Networks, Inc.*	37,776
2,000	Power Integrations, Inc.	80,680
1,800	Varian Semiconductor
	Equipment Associates, Inc.*	75,474
		193,930
Software - 5.4%
1,500	ANSYS, Inc.*	82,935
1,050	Pegasystems, Inc.	38,987
3,950	Solarwinds, Inc.*	95,708
		217,630
		714,744

Shares		Value
Materials - 1.1%
Chemicals - 1.1%
1,050	Intrepid Potash, Inc.*	$ 35,973
500	STR Holdings, Inc.*	8,235
		44,208
Telecommunication Services - 2.0%
Wireless Telecommunication Services - 2.0%
1,900	NII Holdings, Inc.*	79,002
Total Investment in Common Stocks - 97.4%
(Identified cost, $3,495,274)		3,927,662
Short-Term Investment - 2.1%
85,714	State Street Institutional U.S.
	Government Money Market Fund
(Identified Cost, $85,714)		85,714
Total Investments - 99.5%
(Identified cost, $3,580,988)		4,013,376
Other Assets in Excess
	of Liabilities - 0.5%	17,797
Net Assets - 100%		$ 4,031,173
* Non-income producing security
ADR - American Depositary Receipt

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2011 (Unaudited)

Assets:
Investments, at value (Note 1A) (Identified cost of $3,580,988)	$4,013,376
Dividends receivable	1,503
Receivable for investments sold	106,658
Receivable from investment adviser	7,641
Prepaid expense	292
Total Assets	4,129,470
Liabilities:
Payable to Affiliates:
Administration fee (Note 5)	323
Accrued expenses and other liabilities	24,410
Payable for investments purchased	72,944
Total Liabilities	97,677
Net Assets	$4,031,793
At April 30, 2011, net assets consisted of:
Paid-in capital	$3,672,228
Accumulated net investment loss	(9,271)
Accumulated net realized loss on investments	(63,552)
Unrealized appreciation in value of investments	432,388
Net assets applicable to outstanding capital stock	$4,031,793
Net Assets consist of:
Institutional shares	$4,031,793
Shares Outstanding consist of (Note 2):
Institutional shares	345,291
Net Asset Value Per Share
(Represents both the offering and redemption price*)
Institutional shares	$11.68

*
In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by the Fund for the benefit of their respective remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
STATEMENT OF OPERATIONS - FOR THE PERIOD ENDED* APRIL 30, 2011 (Unaudited)

Investment Income:
Dividends	$5,168
Total investment income	5,168
Expenses:
Investment adviser fee (Notes 4 and 7)	10,501
Non-interested trustees’ remuneration	410
Transfer agent	5,642
Custodian	22,093
Administration fees (Note 5)	1,313
Insurance	3
Professional fees	16,240
Registration	9,428
Printing and other expenses	2,460
Total expenses	68,090
Adviser reimbursement (Note 7)	(53,651)
Net expenses	14,439
Net investment loss	(9,271)
Realized and unrealized gain/(loss) on investments:
Net realized gain from investment transactions	(63,552)
Increase in unrealized appreciation on investments	432,388
Net realized and unrealized gain on investments	368,836
Net increase in net assets resulting from operations	$359,565
* For the period from the Fund’s inception, November 17, 2010, to April 30, 2011.

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
For the Period
Ended
INCREASE/(DECREASE)	April 30, 2011(a)
IN NET ASSETS:	(Unaudited)
Operations:
Net investment loss	$(9,271)
Net realized loss on investment transactions	(63,552)
Change in net unrealized appreciation	432,388
Net increase in net assets resulting from operations	359,565
Capital share transactions - net (Note 2)	3,671,873
Redemption fees	355
Total increase	4,031,793
Net Assets:
Beginning of period	0
End of period	$4,031,793
Accumulated net investment loss	$(9,271)

(a) For the period from the Fund’s inception date, November 17, 2010, to April 30, 2011.

See notes to financial statements.

CENTURY FUNDS

CENTURY GROWTH OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS - INSTITUTIONAL SHARES

	For the Period Ended
	April 30, 2011 (a)
	(Unaudited)
Net Asset Value, beginning of period	$10.00
Income/(loss) from Investment Operations:
Net investment loss (b)	(0.03)
Net realized and unrealized gain on investments	1.71
Total income from investment operations	1.68
Redemption fees	0.00	†
Net Asset Value, end of period	$11.68
Total return	16.80	%**
Ratios and supplemental data
Net assets, end of period (000 omitted)	$4,032
Ratio of expenses to average net assets	1.10	%*
Ratio of expenses to average net assets without
giving effect to contractual expense agreement	5.19	%*
Ratio of net investment loss to average net assets	(0.71	)%*
Portfolio turnover rate	75	%**

(a)	For the period from the Fund’s inception date, November 17, 2010, to April 30, 2011.
(b)	Calculated based on average shares outstanding during the period.
†	Amount represents less than $0.005 per share.
**	Not annualized
*	Annualized

See notes to financial statements.

CENTURY FUNDS

NOTES TO FINANCIAL STATEMENTS - (Unaudited)

(1) SIGNIFICANT ACCOUNTING POLICIES –– Century Capital Management Trust (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as an open-end management investment company organized as a Massachusetts business trust. Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund (each a “Fund” and, collectively, the “Funds”) are diversified series of the Trust.The Century Growth Opportunities Fund commenced operations on November 17, 2010.The Century Growth Opportunities Fund seeks long-term capital growth by investing primarily in the stocks of small and medium-sized U.S. companies.The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.The policies are in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting policies”).

A. Security Valuations –– Equity securities are valued at the last reported sale price or official closing price on the primary exchange or market on which they are traded, as reported by an independent pricing service. If no sale price or official closing price is reported, market value is generally determined based on quotes or closing prices obtained from a quotation reporting system, established market maker, or reputable pricing service. For unlisted securities and for exchange-listed securities for which there are no reported sales or official closing prices, fair value is generally determined using closing bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value each business day.

Fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Funds’ investments is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2011 in valuing the Funds’ investments carried at fair value:

	Quoted Prices	Significant
	In Active	Other	Significant
	Market for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Century Shares Trust
Common Stock*	$196,513,230	$—	$—	$196,513,230
Money Market Funds	1,279,955	—	—	1,279,955
Total Investments	$197,793,185	$—	$—	$197,793,185
Century Small Cap Select Fund
Common Stock*	$430,911,783	$—	$—	$430,911,783
Money Market Funds	15,724,679	—	—	15,724,679
Total Investments	$446,636,462	$—	$—	$446,636,462

CENTURY FUNDS

	Quoted Prices	Significant
	In Active	Other	Significant
	Market for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Century Growth Opportunities Fund
Common Stock*	$3,927,662	$—	$—	$3,927,662
Money Market Funds	85,714	—	—	85,714
Total Investments	$4,013,376	$—	$—	$4,013,376

*	At April 30, 2011 the Funds held investments in common stocks classified as Level 1, with corresponding major categories as shown on each Fund’s Portfolio of Investments.

B. Security Transactions –– Security transactions are recorded on a trade date basis. Gain or loss on sales is determined by the use of a specific identification method, for both financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital.The Funds originally estimate the expected classification of such payments.The amounts may subsequently be reclassified upon receipt of information from the issuer.The Funds may invest in equity securities issued or guaranteed by companies organized and based in countries outside of the United States. These securities may be traded on foreign securities exchanges or in foreign over-the-counter markets. Foreign dividend income is recorded on ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Foreign income and capital gain on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded daily on an accrual basis.

C. Use of Estimates –– The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, income and expenses of the Funds. Actual results could differ from those estimates.

D. Risks and Uncertainty — Century Small Cap Select Fund concentrates its investments in certain industries detailed in the Portfolio of Investments, which subjects the Fund to the risks associated with those industries and may result in greater fluctuation in share value than is experienced in more diversified portfolios. In addition, the Fund invests in smaller companies, which generally involves greater risk than investing in larger, more established companies.

Investments in securities issued by non U.S. companies have certain risks not present in domestic issuers.

At any given time, a significant portion of the assets of each Fund may be invested in securities of companies within the same market sector of the economy. Companies within the same sector often face similar issues and, consequently, may react similarly to changes in market conditions. If a Fund has a significant weighting in one or more sectors, it may be subject to more risk and price volatility than other funds.

E. Multiple Classes of Shares –– Century Shares Trust and Century Small Cap Select Fund each offer two classes of shares, which differ in their respective distribution and service fees. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Certain expense reductions may differ by class. Because transfer agent fees include a per account fee, each class differs with respect to transfer agent fees incurred.

Effective May 27, 2011, all 61,614.461 Investor Shares of Century Shares Trust were converted into Institutional Shares and the share class was closed.

CENTURY FUNDS

F. Redemption Fees –– In general, shares of each Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 90 days, a redemption fee of 1% of the current net asset value of the shares may be assessed and retained by each share class of each Fund for the benefit of the Fund’s remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

G. Income Tax Information and Distributions to Shareholders –– Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and sufficient net investment income and net realized gains, if any, under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on each Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Income dividends and capital gain distributions are declared separately for each class. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Capital accounts within the financial statements are adjusted for permanent book and tax differences. Generally accepted accounting principles require that any distributions in excess of tax basis earnings and profits be reported in the financial statements as a tax return of capital.

The identified cost of investments in securities owned by each Fund for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and depreciation at April 30, 2011 were as follows:

Century Shares Trust
Gross unrealized appreciation	$57,342,125
Gross unrealized depreciation	(1,087,557)
Unrealized net appreciation	$56,254,568

Identified cost	$141,538,617

Century Small Cap Select Fund
Gross unrealized appreciation	$144,530,202
Gross unrealized depreciation	(5,853,156)
Unrealized net appreciation	$138,677,046

Identified cost	$307,959,416

As of October 31, 2010, Century Small Cap Select Fund had a capital loss carryforward of $156,836,078, of which $67,067,526 will expire on October 31, 2016 and $89,768,552 which will expire on October 31, 2017. This carryforward may be used to offset future capital gains to the extent provided by regulations.

Century Growth Opportunities Fund
Gross unrealized appreciation	$470,356
Gross unrealized depreciation	(37,968)

Unrealized net appreciation	$432,388

Identified cost	$3,580,988

As of April 30, 2011, the Funds had no uncertain tax positions that would require financial statement recognition or disclosure. The Funds’ federal tax returns filed for the fiscal years ended October 31, 2007, October 31, 2008 and October 31, 2009 remain subject to examination by the Internal Revenue Service.

CENTURY FUNDS

(2) TRANSACTIONS IN SHARES

Century Shares Trust –– The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	Six Months Ended April 30, 2011
	Institutional Shares		Investor Shares
	Shares	Amount	Shares	Amount
Sold	80,194	$1,674,919	5,106	$105,567
Issued to shareholders in reinvestment of
distributions from:
Net investment income and capital gains	348,040	7,019,974	3,523	70,955
	428,234	8,694,893	8,629	176,522
Repurchased	(549,118)	(11,308,518)	(29,805)	(625,650)
Net decrease	(120,884)	$(2,613,625)	(21,176)	$(449,128)
	Year Ended October 31, 2010
	Institutional Shares		Investor Shares
	Shares	Amount	Shares	Amount
Sold	173,736	$3,164,426	34,109	$654,481
Issued to shareholders in reinvestment of distributions from:
Issued to shareholders in reinvestment of distributions from:
Net investment income	2,175	39,358	—	—
	175,911	3,203,784	34,109	654,481
Repurchased	(1,062,442)	(19,576,908)	(13,509)	(250,153)
Net increase /(decrease)	(886,531)	$(16,373,124)	20,600	$404,328

Century Small Cap Select Fund –– The number of authorized shares is unlimited.Transactions in each class of shares were as follows:

	Six Months Ended April 30, 2011
	Institutional Shares		Investor Shares
	Shares	Amount	Shares	Amount
Sold	1,319,576	$31,938,090	1,210,485	$29,172,943
Repurchased	(1,912,620)	(47,089,651)	(512,338)	(12,067,117)
Net increase/ (decrease)	(593,044)	$(15,151,561)	698,147	$17,105,826
	Year Ended October 31, 2010
	Institutional Shares		Investor Shares
	Shares	Amount	Shares	Amount
Sold	2,490,612	$44,991,279	524,604	$9,706,292
Repurchased	(3,847,595)	(69,892,481)	(1,740,681)	(31,160,417)
Net decrease	(1,356,983)	$(24,901,202)	(1,216,077)	$(21,454,125)

CENTURY FUNDS

Century Growth Opportunities Fund –– The number of authorized shares is unlimited. Transactions in each class of shares were as follows:

	The Period Ended April 30, 2011*
	Institutional Shares
	Shares	Amount
Sold	362,890	$3,862,938
Repurchased	(17,599)	(191,065)
Net increase	345,291	$3,671,873

*	For the period from the Fund’s inception date November 17, 2010, to April 30, 2011.

(3) INVESTMENT SECURITIES TRANSACTIONS

Century Shares Trust purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $86,641,463 and $91,479,921, respectively, during the six months ended April 30, 2011.

Century Small Cap Select Fund purchases and sales of investment securities (excluding short-term securities and U.S. Government obligations) aggregated $159,566,429 and $165,189,874, respectively, during the six months ended April 30, 2011.

Century Growth Opportunities Fund purchases and sales of investment securities (excluding short-term securities and U.S Government obligations) aggregated $5,514,092 and $1,955,266, respectively, for the period from November 17, 2010 (the Fund’s inception date) through April 30, 2011.

(4) INVESTMENT ADVISER FEE

Century Shares Trust: The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with Century Capital Management, LLC (“CCM”) pursuant to which CCM provides an investment program for Century Shares Trust. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.70% of the amounts exceeding $500 million.

Century Small Cap Select Fund: The Trust has entered into an Investment Advisory and Management Services Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory, management and administrative services to Century Small Cap Select Fund. Under the Agreement, the Fund pays a monthly management fee at the annual rate of 0.95% of the Fund’s average daily net assets.

Century Growth Opportunities Fund:The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with CCM pursuant to which CCM provides investment advisory services to Century Growth Opportunities Fund. Under the Agreement, the Fund pays a management fee based on the Fund’s average daily net assets computed at the following annual rates: 0.80% of the first $500 million and 0.75% thereafter.

(5) ADMINISTRATION FEES

Century Shares Trust: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Shares Trust at the annual rate of 0.10% of the Fund’s average daily net assets.

Century Small Cap Select Fund: Per the Investment Advisory and Management Services Agreement between the Trust and CCM, Century Small Cap Select Fund reimburses CCM for expenses associated with having the adviser’s personnel perform shareholder service functions and certain financial, accounting, administrative and clerical services.

Century Growth Opportunities Fund: The Trust has entered into an Administration Agreement with CCM pursuant to which CCM provides certain administrative services to Century Growth Opportunities Fund at the annual rate of 0.10% of the Fund’s average daily net assets.

CENTURY FUNDS

CCM has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) pursuant to which State Street provides certain administrative services to each Fund on behalf of CCM. CCM pays State Street a sub-administration fee for sub-administration services provided to each Fund.

(6) DISTRIBUTION AND SERVICE FEES –– The Trust has adopted Distribution and Service Plans (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act on behalf of Century Shares Trust and Century Small Cap Select Fund. The Plans authorize each Fund to pay up to 0.25% of the average daily net assets of the Funds’ Investor Shares class for distribution and shareholder services. The Plans may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor Shares.

The Trust has entered into agreements with financial intermediaries to provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and have agreed to compensate the intermediaries for providing such services. Certain services would be provided by the Funds if the shares of each customer were registered directly with the Funds’ transfer agent. Each Fund pays a portion of the intermediary fees attributable to shares of the Fund not exceeding the estimated expense the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediary accounts.

(7) ADVISER REIMBURSEMENTS

Century Shares Trust: CCM contractually agreed to limit the operating expenses of Century Shares Trust Investor Shares to 1.45% through February 28, 2012.

Century Growth Opportunities Fund: CCM contractually agreed to limit the operating expenses of Century Growth Opportunities Fund to 1.10% through February 28, 2012.

CCM may, out of its own resources and without additional cost to the Funds or their shareholders, provide compensation to certain financial intermediaries, such as broker-dealers and financial advisors, in connection with the sale of shares of the Funds or the provision of services to Fund shareholders. For example, such compensation may be paid to an intermediary for providing access to a third party platform, such as a mutual fund supermarket, or for providing services to shareholders who invest via such a platform.This compensation is in addition to any distribution and service fees paid by the Funds pursuant to a Rule 12b-1 Plan and in addition to sub-transfer agency fees paid by the Funds.

(8) SUBSEQUENT EVENTS- In preparing the financial statements as of April 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Effective May 27, 2011, all 61,614.461 Investor Shares of Century Shares Trust were converted into Institutional Shares and the share class was closed.

CENTURY FUNDS

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

     Century Capital Management, LLC (CCM) serves as the investment adviser and administrator to Century Shares Trust (CST) pursuant to an investment advisory agreement and an amended and restated administration agreement, each between Century Capital Management Trust, on behalf of CST, and CCM. CCM also serves as the investment adviser and provides administrative services to Century Small Cap Select Fund (CSCS) pursuant to an investment advisory and management services agreement between Century Capital Management Trust, on behalf of CSCS, and CCM. The Trustees of Century Capital Management Trust determine annually whether to continue the investment advisory and administration agreements for each of CST and CSCS.

     At a meeting held on December 15, 2010, based on their evaluation of the information provided by CCM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for each of CST and CSCS for another year.

     In advance of the meeting, the Board, including all of the independent Trustees, received, among other things: (i) a Lipper Inc. report comparing each Fund’s fees and expenses to those of a peer group and peer universe for that Fund, each selected by Lipper; (ii) information regarding the average annual total returns for the 1, 3, 5, 10 and 15 years ended October 31, 2010 and November 30, 2010 for CST and for the 1, 3, 5 and 10 years ended October 31, 2010 and November 30, 2010 and since inception for CSCS, as well as comparative total return information for various securities indices and the applicable Lipper and Morningstar peer groups; (iii) reports from CCM that described (a) the services provided to each Fund and information about the personnel providing those services, (b) the fees paid under the investment advisory and administration agreements, (c) compliance and oversight, (d) “fall-out” benefits to CCM, (e) brokerage and soft dollar arrangements, and (f) the fees paid by and services provided to comparable accounts; (iv) CCM’s profitability analysis with respect to advisory services provided to each Fund; and (v) CCM’s Form ADV. In addition, at each regularly scheduled Board meeting, the Trustees receive and review, among other things, information concerning each Fund’s performance and the services provided to each Fund by CCM.The independent Trustees also received a memorandum from their counsel outlining the legal standards and certain other considerations relevant to the Trustees’ deliberations.

     After receiving the requested information, the independent Trustees met in executive session to consider the investment advisory and administrative arrangements. The Trustees then unanimously determined to approve the continuance of the investment advisory and administration agreements with respect to each Fund for another year.

     In determining to approve the continuation of the investment advisory and administration agreements, the Trustees considered a number of factors as outlined below. The Trustees did not identify any single factor as controlling. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund. They also took into account the common interests of both of the Funds in their review.Throughout their deliberations, the independent Trustees were represented by counsel.

Nature, Quality and Extent of Services Provided

     In considering the nature, extent and quality of the services provided by CCM under the investment advisory and administration agreements, the Board considered the terms of those agreements and reviewed information provided by CCM relating to its operations and personnel. The Trustees also considered their knowledge of the nature and quality of the services provided by CCM to the Funds gained from their experience as trustees of the Funds and noted the expectations of the shareholders who had invested in the Funds.The Board considered that CCM was responsible for the management and administration of each Fund’s operations.They also considered that CCM provides day-to-day management of each Fund’s portfolio of investments, including making purchases and sales of portfolio securities consistent with each Fund’s investment objectives and policies.

     The Board considered CCM’s resources and personnel, focusing in particular on investment and compliance resources and personnel. The Board reviewed each portfolio manager’s experience and qualifications, as well as CCM’s investment approach and research process. The Board also reviewed CCM’s trading procedures and brokerage practices, including information regarding soft dollar arrangements.

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     The Board also considered that, as administrator, CCM is responsible for the administration of each Fund’s business and other affairs. It was noted that CCM supervises and monitors the performance of each Fund’s service providers and provides each Fund with personnel (including officers) as are necessary for the Fund’s operations. It was noted that CCM pays all of the compensation of Mr. Thorndike and Mr. Fulkerson, the interested Trustees, and the Funds’ officers. The Board also noted that CCM assisted the Funds in meeting legal and regulatory requirements and considered, among other things, CCM’s compliance program. The Board considered the fees paid to CCM for the provisions of such services.

     Taking all of the foregoing into account, the Trustees concluded that they were satisfied with the nature, extent and quality of services provided to the Funds under the investment advisory and administration agreements.

Costs of Services Provided and Prof itability

     The Trustees reviewed information concerning the costs of services provided to the Funds by CCM, and the profitability to CCM of its investment advisory and administrative relationship with each Fund for the periods ended December 31, 2009 and December 31, 2010 (estimated as of November 30, 2010), along with a description of the methodology used by CCM in preparing the profitability information.

     The Trustees recognized that CCM should be entitled to earn a reasonable level of profit for the services provided to each Fund, and that it is difficult to make comparisons of profitability from fund advisory and administration contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser’s capital structure and cost of capital.The Trustees concluded that, taking all of the foregoing into account, they were satisfied that CCM’s level of profitability from its relationship with each Fund was not excessive.

Fall-Out Benef its

     The Trustees considered the extent to which CCM benefited from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute a Fund’s purchases and sales of investment securities. It was noted that CCM had represented that it fulfills its fiduciary obligation of seeking best execution when engaging in portfolio transactions for the Funds. The Trustees concluded that the direct and indirect benefits to CCM from its relationship with the Funds were reasonable.

Economies of Scale

     The Trustees considered the extent to which CCM may realize economies of scale or other efficiencies in managing and supporting the Funds. It was noted that as assets increase certain fixed costs may be spread across a larger asset base, and it was noted that any economies of scale or other efficiencies might be realized (if at all) across a variety of products and services, including the Funds, and not only in respect of a single Fund. The Trustees recognized that economies of scale are difficult to identify and quantify and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by CCM in research and analytical capabilities and CCM’s commitment and resource allocation to the Funds.The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly when the level of services are maintained notwithstanding a decline in fee revenues. The Trustees noted that the advisory fee schedule for CST included breakpoints that would allow the shareholders of CST to share in economies of scale, if any, experienced by CCM in managing that Fund.The Trustees noted that the advisory fee schedule for CSCS did not include breakpoints that would reduce the fee rate on assets above specified levels. The Board determined that the current fee structure for CSCS was acceptable given the fee level, the fees waived by CCM in prior years in respect of CSCS, and the current size of the Fund.

Investment Results

     CST. The Trustees reviewed comparative information that showed that CST’s average annual total return for the Institutional class of shares was better than the average annual total return of the Standard & Poor’s 500 Index for the 1, 3, 10 and 15 year periods ended October 31, 2010 and worse than the average annual return of the Standard & Poor’s 500 Index for the 5 year period ended October 31, 2010.They also reviewed comparative information that showed that CST’s average annual return for the Investor class of shares was better than the average annual total return of the Standard & Poor’s 500 Index for the 3 year period ended October 31, 2010 and worse than the average annual return of the Standard & Poor’s 500 Index for the 1 and 5 year periods ended October 31, 2010 and

CENTURY FUNDS

since the inception of the class (July 18, 2005). They noted that CST’s average annual total return for Institutional class of shares was better than the average annual total return of the Russell 1000 Growth Index and CST’s Lipper peer group for the 10 and 15 year periods ended October 31, 2010 but lagged the average annual return of the Russell 1000 Growth Index and CST’s Lipper peer group for the 1, 3 and 5 year periods ended October 31, 2010, and that the average annual return of the Investor class of shares lagged the average annual return of the Russell 1000 Growth Index and CST’s Lipper peer group for the 1, 3 and 5 year periods ended October 31, 2010 and since inception. The Trustees noted that CST’s average annual total return was in the third quintile of its Morningstar peer group for the one year period ended October 31, 2010 and in the second quintile of its Morningstar peer group for the three year period ended October 31, 2010. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund’s shareholders.Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered CCM’s explanation of CST’s recent relative underperformance relative to the Russell 1000 Growth Index. The Trustees considered the impact of market conditions on CST’s performance in light of CST’s strategies.The Trustees agreed that they would continue to closely monitor the performance of CST.

     CSCS. The Trustees reviewed comparative information that showed that CSCS’s average annual total return for the Institutional class of shares was better than or in line with the average annual total returns of the Russell 2000 Growth Index and the Russell 2000 Index for the 1, 3 and 10 year periods ended October 31, 2010, but lagged the average annual total returns of the Russell 2000 Growth Index and the Russell 2000 Index for the 5 year periods ended October 31, 2010. With respect to CSCS’s Investor class of shares, the Trustees considered that the average annual total return of the Investor class of shares was better than the average annual total returns of the Russell 2000 Growth Index and the Russell 2000 Index for 10 year period ended October 31, 2010 but lagged the average annual total returns of the Russell 2000 Growth Index and the Russell 2000 Index for the 1, 3 and 5 year periods ended October 31, 2010. They noted that CSCS’s average annual total return for Institutional class of shares was better than the average annual total return of CSCS’s Lipper peer group for the 1, 3 and 10 year periods ended October 31, 2010 but slightly lagged the average annual return of the Lipper peer group for the 5 year period ended October 31, 2010, and that the average annual return of the Investor class of shares was better than the average annual return of CST’s Lipper peer group for the 3 and 10 year periods ended October 31, 2010 but lagged the average annual return of the Lipper peer group for the 1 and 5 year periods ended October 31, 2010. The Trustees noted that CSCS’s average annual total return was in the second quintile of its Morningstar peer group for the one and three year periods ended October 31, 2010.The Trustees considered CCM’s explanation of CSCS’s relative underperformance in certain periods for the different classes of shares. The Trustees agreed that they would continue to closely monitor the performance of CSCS.

Fees and Other Expenses

     The Trustees considered the advisory fees paid by each Fund to CCM.The Trustees also considered the administrative fee rate paid by CST to CCM.The Trustees considered (i) the level of each Fund’s advisory fee versus its peer group and peer universe as shown in the Lipper materials and (ii) each Fund’s total expense ratio as compared to its peer group and peer universe as shown in the Lipper materials.

     The Trustees also considered the fees that CCM charges institutional investors and other clients.The Trustees reviewed materials from CCM describing the differences in services provided to these other clients, which noted that typically more services were provided to the Funds than these other clients and that, because of the constant issuance and redemption of Fund shares, the Funds were more difficult to manage than other clients.With respect to CCM’s subadvisory relationship with other mutual funds, the Trustees considered that CCM provided fewer services to those funds than it provided to the Funds. The materials showed that the fee rates charged by CCM to each Fund were generally similar to (but not necessarily as low as, in all cases) the fees paid by CCM’s other clients.

     The information obtained from Lipper for the meeting compared the advisory fee, transfer agency/custodian fees, distribution fees, other nonmanagement expenses and total expenses for the Institutional and Investor class of shares of each Fund to those of a group of competitor funds of roughly equivalent size, as well as a universe of competitor funds. The Trustees did not independently verify any of the information provided by Lipper.

     CST. The Trustees reviewed information that showed that CST’s advisory fee (which includes administration) was higher than the Lipper peer group and peer universe averages.The Trustees also considered that CST’s total expense ratio for the Institutional class of shares was lower than the Lipper peer group and peer universe averages and that CST’s total expense ratio for the Investor class of shares was higher than the Lipper peer group and peer universe averages.The Trustees considered that certain of the funds in the peer group had lower advisory fees than CST as a result of fee waivers that could be terminated. The Trustees also considered the services

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provided by CCM as compared to the services provided by other advisers and the ability of the other advisers to realize economies of scale across a larger fund complex. The Trustees concluded that the advisory fees and total expense ratios of CST were reasonable in relation to the nature and quality of the services provided by CCM.

     CSCS. The Trustees reviewed information that showed that CSCS’s advisory fee was higher than the Lipper peer group average and peer universe averages. The Trustees also reviewed information that showed that the total expense ratio for CSCS’s Institutional class of shares was higher than the average total expense ratio of the Lipper peer group average but lower than the average total expense ratio of the Lipper peer universe, and that the total expense ratio for CSCS’s Investor class of shares was higher than both the Lipper peer group and peer universe averages. The Trustees also considered information provided to them regarding the costs to CCM of providing investment advisory services to CSCS, noting in particular the competitive market for analysts and portfolio managers and that the research needed to implement CSCS’s investment strategy was relatively costly. The Trustees also considered the services provided by CCM compared to the other advisers and ability of the other advisers to realize economies of scale across a larger fund complex.The Trustees concluded that the advisory fees, administrative fees and total expense ratios of CSCS were reasonable in relation to the nature and quality of the services provided by CCM.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including redemption fees, and (2) ongoing costs, including management fees, distribution and service fees (in the case of Investor Shares of both Funds) and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare those costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period ended April 30, 2011.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $10.00 that is charged once a year may apply for certain IRA accounts. This fee is not included in the table below. If it were, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Century Shares Trust	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	November 1, 2010	April 30, 2011	Ended April 30, 2011
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,173.90	$6.09
Investor Shares	$1,000.00	$1,171.00	$7.81
Based on Hypothetical 5% Yearly Return before expenses
Institutional Shares	$1,000.00	$1,019.19	$5.66
Investor Shares	$1,000.00	$1,017.60	$7.25

*
The Fund’s annualized expense ratios (net of reimbursements) are 1.13% for Institutional Shares and 1.45% for Investor Shares. The dollar amounts shown as “Expenses Paid” are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (181) divided by 365.

Century Small Cap Select Fund	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	November 1, 2010	April 30, 2011	Ended April 30, 2011
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,302.40	$6.28
Investor Shares	$1,000.00	$1,300.10	$8.04
Based on Hypothetical 5% Yearly Return before expenses
Institutional Shares	$1,000.00	$1,019.39	$5.51
Investor Shares	$1,000.00	$1,017.80	$7.05

*
The Fund’s annualized expense ratios are 1.10% for Institutional Shares and 1.41% for Investor Shares. The dollar amounts shown as “Expenses Paid” are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (181) divided by 365.

Century Growth Opportunities Fund	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	November 17, 2010	April 30, 2011	Ended April 30, 2011
Based on Actual Fund Return
Institutional Shares	$1,000.00	$1,168.00	$5.36
Based on Hypothetical 5% Yearly Return before expenses
Institutional Shares	$1,000.00	$1,017.52	$4.99

*
The Fund’s annualized expense ratio (net of reimbursements) is 1.10%. The dollar amounts shown as “Expenses Paid” are equal to the annual expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (164) divided by 365.The inception date for the Fund is November 17, 2010.

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PRIVACY POLICY

Century Capital Management and the Century Funds are committed to maintaining the confidentiality, integrity and security of your personal information and financial data. We consider this information to be private and held in confidence between you and Century. This is to inform you of our policies to protect the privacy of your nonpublic personal information.

Information We Collect

When you invest in the Century Funds, we collect certain nonpublic personal information about you, which we use to open and service your account and respond to your requests. This information includes your name, address, tax identification number, birth date, investment selection, beneficiary information and possibly personal bank account information. It also includes information about your transactions and account history, as well as information that we may receive from third parties, such as financial advisers, consumer reporting agencies, and consultants.

Disclosure Policy

We do not disclose nonpublic personal information about current or former shareholders or customers to any third parties except as necessary to process a transaction, service an account, or as otherwise permitted by law. For example, the Century Funds use a third party transfer agent who uses your information only to process or analyze transactions that you have requested. Our contracts with such parties contain provisions restricting their use of your nonpublic personal information to those purposes for which they were hired. We do not sell non-public personal information to anyone.

Confidentiality and Security

We restrict access to nonpublic personal information about you to those employees and service providers involved in administering or servicing your account or helping us meet our regulatory obligations. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information.

This Privacy Policy applies to Century Shares Trust, Century Small Cap Select Fund and Century Growth Opportunities Fund.

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FUND INFORMATION

PORTFOLIO HOLDINGS
Each fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of the fund’s fiscal year on Form N-Q. The Forms N-Q are available on the SEC’s website at http://www.sec.gov, and they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING
A description of the policies and procedures that each fund uses to determine how to vote proxies relating to portfolio securities and each fund’s proxy voting record for the 12-month period ended June 30 are available, without charge, upon request, by calling 1-800-321-1928. You may also obtain a copy of the funds’ proxy voting policies and procedures and proxy voting record on the SEC’s website at http://www.sec.gov.

FOR MORE INFORMATION
For more information about the Century Funds, please call 1-800-303-1928.

Regular Mailing Address:
Century Funds
P.O. Box 588
Portland, ME 04112

Investment Adviser
Century Capital Management, LLC
100 Federal Street
Boston, MA 02110

Overnight Mailing Address:
Century Funds
c/o Atlantic Shareholder Services, LLC
3 Canal Plaza, Ground Floor
Portland, ME 04101

Distributor
Foreside Fund Services
3 Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

Item 2.         Code of Ethics.

                     Not applicable.

Item 3.         Audit Committee Financial Expert.

                     Not applicable.

Item 4.         Principal Accountant Fees and Services.

                     Not applicable.

Item 5.         Audit Committee of Listed Registrants.

                     Not applicable.

Item 6.         Investments.

                     Not applicable.

Item 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                     Not applicable.

Item 8.         Portfolio Managers of Closed-End Management Investment Companies.

                     Not applicable.

Item 9.         Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                     Not applicable.

Item 10.       Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust's Board of Trustees since the Trust last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11.       Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer, after evaluating the effectiveness of the registrant's "disclosure controls and procedures" (as defined in the Investment Company Act of 1940 Rule 30-a-2(c) under the Act (17 CFR 270.30a-2(c))) as of a date (the "Evaluation Date") within 90 days of the filing date of this report, have concluded that, as of the Evaluation Date, the registrant's disclosure controls and procedures were adequately designed to ensure that the information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

                    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.      Exhibits.

(a) (1)         Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.302CERT.

(b)              Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Century Capital Management Trust

By:              /s/ Alexander L. Thorndike
      ______________________________
    Alexander L. Thorndike, Chairman

Date:           February 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:             /s/ Alexander L. Thorndike
     _________________________________________
    Alexander L. Thorndike, Principal Executive Officer

Date:           February 24, 2012

By:             /s/ Julie Smith
     ________________________________
    Julie Smith, Principal Financial Officer

Date:           February 24, 2012